Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James V. Gorman, Chief Executive Officer of National Atlantic Holdings Corporation, hereby certify to the best of my knowledge and belief that this Quarterly Report as amended on Form 10-Q/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and that the information contained in this Quarterly Report as amended on Form 10-Q/A fairly represents, in all material respects, the financial condition and results of operations of National Atlantic Holdings Corporation.

Dated: May 25, 2005

/s/ James V. Gorman

James V. Gorman
Chairman of the Board of Directors
and Chief Executive Officer

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